                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                              TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 31, 2003
                Date of report (Date of earliest event reported)

                                VISTA GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                             YUKON TERRITORY, CANADA
                 (State or Other Jurisdiction of Incorporation)

                1-9025                                 NOT APPLICABLE.
       (Commission File Number)               (IRS Employer Identification No.)

     7961 SHAFFER PARKWAY, SUITE 5                          80127
            LITTLETON, CO
(Address of Principal Executive Offices)                  (Zip Code)

                                 (720) 981-1185
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

                                VISTA GOLD CORP.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         PRESS RELEASE DATED JULY 31, 2003

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial statements of businesses acquired:

               Not applicable.

         (b)   PRO FORMA financial information:

               Not applicable.

         (c)   Exhibits

               VISTA GOLD CORP ANNOUNCES COMPLETION OF HASBROUCK, THREE HILLS RESOURCE STUDIES; INITIATES DRILL PROGRAM AT MAVERICK SPRINGS.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      VISTA GOLD CORP.
                                                      (Registrant)

Date: July 31, 2003                                   By: /s/ JOHN F. ENGELE
                                                          ----------------------
                                                          John F. Engele
                                                          Vice President Finance

                                  EXHIBIT INDEX

                        Exhibit No.                                 Page No.
                        -----------                                 --------
99.1     Press release dated July 31, 2003 Vista Gold Corp.             5
         Announces Completion of Hasbrouck, Three Hills Resource
         Studies; Initiates Drill Program at Maverick Springs.